UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ETHAN ALLEN INTERIORS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! ETHAN ALLEN INTERIORS INC. 25 LAKE AVENUE EXT. DANBURY, CT 06811-5286 ATTN: ERIC D. KOSTER ETHAN ALLEN INTERIORS INC. 2021 Annual Meeting Date: November 30, 2021 Time: 10:00 a.m. ET Location: Online in a virtual-only format at www.virtualshareholdermeeting.com/ETH2021 You invested in ETHAN ALLEN INTERIORS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 30, 2021. Internet and Telephone Voting Deadlines* • 7:00 a.m. ET on November 28, 2021 for shares held in the Ethan Allen Retirement Savings Plan • 11:59 p.m. ET on November 29, 2021 for all other shareholders *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D61050-P62930 Get informed before you vote View the Annual Report and Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 16, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D61051-P62930 1. To elect six directors to serve until the 2022 Annual Meeting of Stockholders; Nominees: 1c. John J. Dooner, Jr. 1a. M. Farooq Kathwari 1d. Cynthia Ekberg Tsai 1b. Dr. John Clark 1e. David M. Sable 1f. Tara I. Stacom 2. To approve by a non-binding advisory vote, executive compensation of the Company’s Named Executive Officers; 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year; and NOTE: To transact such other business as may properly come before the meeting. NOTE: THIS IS NOT A PROXY CARD, YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the annual meeting, please bring this notice with you. For For For For For For For For